Exhibit 99.2

Investor Presentation May 2021 A Leading FinTech Platform for the Everyday Consumer

1 Disclaimer This presentation (the “Presentation”) is for information purposes only . This Presentation has been prepared to assist parties in making their own evaluation with respect to a proposed transaction (the “Transaction”) as contemplated by a definitive business combination agreement between FG New America Acquisition Corp . (“FGNA”) and Opportunity Financial, LLC (the “Company”) and for no other purpose . Certain information contained herein has been derived from sources prepared by third parties . While such information is believed to be reliable for the purposes used herein, neither FGNA nor the Company makes any representation or warranty with respect to the accuracy of such information . Trademarks and trade names referred to in this Presentation are the property of their respective owners . This Presentation does not constitute an offer to sell or the solicitation of an offer to purchase any securities of FGNA, the Company, or any other person . The information contained herein does not purport to be all - inclusive . This Presentation does not constitute investment, tax, or legal advice . No representation or warranty, express or implied, is or will be given by FGNA or the Company or any of their respective affiliates, directors, officers, employees or advisers or any other person as to the accuracy or completeness of the information in this Presentation or any other written, oral, or other communications transmitted or otherwise made available to any party in the course of its evaluation of the possible Transaction, and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any errors, omissions or misstatements, negligent or otherwise, relating thereto . The information contained in this Presentation is preliminary in nature and is subject to change, and any such changes may be material . FGNA and the Company disclaim any duty to update the information contained in this Presentation, which information is given only as of the date of this Presentation unless otherwise stated herein . Forward - Looking Statements This Presentation contains certain “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 , Section 27 A of the Securities Act of 1933 , as amended (the “Securities Act”), and Section 21 E of the Securities Exchange Act of 1934 , as amended, including statements regarding FGNA and the Company and the potential Transaction between FGNA and the Company and their respective management teams’ expectations, hopes, beliefs, intentions or strategies regarding the future . In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward - looking statements . The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward - looking statements, but the absence of these words does not mean that a statement is not forward - looking . These forward - looking statements are based on FGNA’s and the Company’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events . We caution you that these forward - looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond FGNA’s and the Company’s control, that could cause the actual results to differ materially from the expected results if and when FGNA and the Company enter into a definitive agreement for a potential Transaction . Factors that may cause such differences include, but are not limited to : (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive business combination agreement (the “Agreement”) ; (2) the outcome of any legal proceedings that may be instituted against FGNA and OppFi following the announcement of the Agreement and the transactions contemplated therein ; (3) the inability to complete the proposed business combination, including due to failure to obtain approval of the stockholders of FGNA, certain regulatory approvals or satisfy other conditions to closing in the Agreement, including with respect to the levels of FGNA stockholder redemptions ; (4) the occurrence of any event, change or other circumstance that could give rise to the termination of the Agreement or could otherwise cause the transaction to fail to close ; (5) the impact of COVID - 19 on OppFi’s business and/or the ability of the parties to complete the proposed business combination ; (6) the inability to obtain or maintain the listing of the combined company’s shares of common stock on the New York Stock Exchange following the proposed business combination ; (7) the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the proposed business combination ; (8) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of OppFi to grow and manage growth profitably and retain its key employees ; (9) costs related to the proposed business combination ; (10) changes in applicable laws or regulations ; (11) the possibility that OppFi or FGNA may be adversely affected by other economic, business, and/or competitive factors ; and (12) other risks and uncertainties indicated from time to time in the proxy statement relating to the proposed business combination, including those under “Risk Factors” therein, and in FGNA’s other filings with the United States Securities and Exchange Commission . The foregoing list of factors is not exclusive . You should not place undue reliance upon any forward - looking statements, which speak only as of the date made . FGNA and the Company do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward - looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based . Non - GAAP Financial Measures Certain financial information and data contained this Presentation is unaudited and does not conform to Regulation S - X . Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any information or proxy statement, or prospectus or registration statement to be filed by FGNA with the SEC . Some of the financial information and data contained in this Presentation, such as Adjusted Net Income and CAGR and Margin thereof, and Adjusted EBITDA, Adjusted EBT and CAGR and Margin thereof, have not been prepared in accordance with United States generally accepted accounting principles (“GAAP”) . These non - GAAP measures of financial results are not GAAP measures of our financial results or liquidity and should not be considered as an alternative to net income (loss) as a measure of financial results, cash flows from operating activities as a measure of liquidity, or any other performance measure derived in accordance with GAAP . FGNA and the Company believe these non - GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations . The Company’s management uses these non - GAAP measures for trend analyses and for budgeting and planning purposes . FGNA and the Company believe that the use of these non - GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing the Company’s financial measures with other similar companies, many of which present similar non - GAAP financial measures to investors . Management does not consider these non - GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP . The principal limitation of these non - GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements . In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non - GAAP financial measures . In order to compensate for these limitations, management presents non - GAAP financial measures in connection with GAAP results . You should review the Company’s audited financial statements, which will be included in any information or proxy statement, or prospectus or registration statement to be filed by FGNA with the SEC . A reconciliation for the Company’s 2017 through 2020 and Q 1 2019 through Q 1 2021 non - GAAP financial measures to the most directly comparable GAAP financial measures is located in the Appendix pages 29 - 33 . A reconciliation of the 2021 P through 2023 P non - GAAP financial measures to the most directly comparable GAAP financial measures is not included in this Presentation, because, without unreasonable efforts, the Company is unable to predict with reasonable certainty the amount or timing of non - GAAP adjustments that are used to calculate these Non - GAAP financial measures . Projected Financial Information This Presentation contains financial forecasts, including with respect to the Company’s estimated and projected revenue, revenue growth, Adjusted Net Income, Adjusted EBT, Adjusted EBITDA, and CAGR and margins with respect to Adjusted Net Income and Adjusted EBITDA . Neither the Company’s certified public accountant (“CPA”) nor the independent registered public accounting firm of FGNA or the Company, audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation . These projections should not be relied upon as being necessarily indicative of future results . Any estimates, forecasts or projections set forth in the Presentation have been prepared by FGNA and the Company in good faith on a basis believed to be reasonable . Such estimates, forecasts and projections involve significant elements of subjective judgment and analysis and reflect numerous judgments, estimates and assumptions that are inherently uncertain in prospective financial information of any kind . As such, no representation can be made as to the attainability of such estimates, forecasts and projections . The recipient is cautioned that such estimates, forecasts or projections have not been audited and have not been prepared in conformity with GAAP . The estimates, forecasts and projections included in this Presentation are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information, which include, but are not limited to, those mentioned in the prior paragraphs under the caption “Forward - Looking Statements . ” The recipient therefore should not rely on the estimates, forecasts or projections contained in the Presentation . No Offer or Solicitation This presentation shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Transaction . This presentation shall also not constitute an offer to sell, or the solicitation of an offer to buy, any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful . No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act . Website This Presentation contains reproductions and references to the Company’s website and mobile content . The contents of the website and mobile content are not incorporated into this Presentation . Any references to URLs for the websites are intended to be inactive textual references only .

2 2 Presenters Jared Kaplan OppFi, CEO Shiven Shah OppFi, CFO 7 - Time Executive

3 OppFi’s Vision The Digital Financial Services Destination for the Everyday Consumer 3

4 4 OppFi’s Mission Facilitate credit access Enable savings Build wealth Empower Everyday Consumers to Rebuild Financial Health

5 Most Americans Lack Savings and Credit Access 1. Hamdani , Kausar , et al. “UNEQUAL ACCESS TO CREDIT The Hidden Impact of Credit Constraints.” NewYorkFed.org, 2019 2. Bureau of Labor Statistics – U.S. Full - and Part - Time Workers; Friedman, Zack. "78% Of Workers Live Paycheck To Paycheck.“ Forbe s.com, January 11, 2019 3. Elkins, Kathleen. “Here’s how much money Americans have in their savings accounts.” CNBC.com, Sept 13, 2017 60 million lack access to traditional credit 1 115 million live paycheck to paycheck 2 150 million have less than $1,000 in savings 3

6 OppFi customers can use proceeds for any unexpected expense We Help Everyday Consumers Solve Everyday Problems Our typical customer: • Thick File • Median Income • Employed • Bank Account • >30 Years Old • Educated • No Savings Medical Education Family Car Trouble Housing

7 7 Consumers x 5 minute application process x Instant access to fair, transparent credit x Opportunity to build financial health x Best - in - class mobile acquisition x Alternative data, AI powered underwriting algorithms x Industry - leading, tech enabled customer service Banks Value to Bank Partners Value to Customers OppFi Powers Banks to Unlock Credit Access for the Everyday Consumer Best - In - Class Financial Technology Platform

8 OppFi’s proprietary algorithms powered by AI better predict ability and willingness to repay We Leverage Billions of Data Points to Make Credit Scores Obsolete 10+ Million Repayments 14+ Million Loans 1.5+ Million Attributes per Repayment ~500 Applications AI - Powered Proprietary Scoring Algorithm ~7 Billion Data Points

9 Mobile Banking & Debit The Digital Financial Services Destination for the Everyday Consumer Our platform leverages proprietary technology to best serve the Everyday Consumer Near Prime Lending Payroll Deduction Lending Auto Lending Credit Cards x Digitally enabled lending platform x Best - in - class c ustomer experience x Real - time data analytics powered by AI x ~75% of decisions are automated x Diverse marketing strategy x Experienced FinTech Management POTENTIAL FUTURE OPPFI PRODUCTS AND CURRENT MARKET PARTICIPANTS 9 LAUNCHED DECEMBER 2020 PLANNED LAUNCH IN H2 2021 ORIGINAL INSTALLMENT PRODUCT Credit Access Loan Point of Sale Lending Mortgage Investment Platform

10 Vast, Underserved Market Opportunity 1. Elkins, Kathleen. “Here’s how much money Americans have in their savings accounts.” CNBC.com, Sept 13, 2017 2. US Census Bureau and Experian – Based on adult population of US (~255mm) as of July 1, 2019 multiplied by population within 580 - 669 credit band (~18%) multiplied by ~30% approval rate of target population (~46mm) qualified to receive credit card with $1,500 credit limit 3. Hamdani , Kausar, et al. “UNEQUAL ACCESS TO CREDIT The Hidden Impact of Credit Constraints.” NewYorkFed.org, 2019 – Based on qualified p ortion (~30%) of target population (~60mm) receiving $1,500 installment loan issued principal 4. DailyPay , US Bureau of Labor Statistics and US Census Bureau – Based on adult population of US (~255mm) multiplied by employment rate as of February 2021 (~58%) multiplied by the percentage of employed Americans relying on employer - offered financial assistance programs (~36%); assumes ~30% of this target population (~53mm) qualified to receive $2,00 0 in payroll deduction lending Implies Current Penetration of <1% ~$21bn 2 Nonprime Credit Cards ~$32bn 4 Payroll Deduction Lending ~$27bn 3 Installment Loans Represents recent and planned product expansions in adjacent markets ~150 million U.S. Adults with Less Than $1,000 in Savings 1

11 11 Robust Customer Demand More than 2.5 million applications annually, of which 80% are mobile generated Leading Proprietary Credit & Technology Platform Real - time AI drives automation for ~75% of decisions Exceptional Customer Satisfaction Net Promoter Score of 85; 10,000+ online customer reviews with 4.9 / 5.0 average rating Key Company Highlights Consistent Growth 100%+ 5 year Revenue CAGR 1 GAAP Profitability since 2015 Projected Adj. Net Income of ~$66mm in 2021 and ~$88mm in 2022 2 Significant Scale Facilitated $2.3+ billion in issuance covering 1.5+ million loans 1. 2015 – 2020 2. Adj. Net Income represents Adj. EBT tax - affected at 25% assumed tax rate. Pro forma for conversion for fair market value account ing. Includes anticipated recurring public company costs. 2021P projections include impact of recent additional government stimulus and assume a corresponding return to pre - COVID demand by the beginning of Q3 2021

12 Platform with Proven Ability to Scale Profitably Revenue 1,2 Adj. EBITDA 1,3 Adj. Net Income 1,4 Note: Reconciliation of non - GAAP to GAAP financials for 2017 through 2020 located in Appendix pages 29 - 31 1. 2021P projections include impact of recent additional government stimulus and assume a corresponding return to pre - COVID demand by the beginning of Q3 2021 2. Revenue pro forma for fair market value accounting. The Company is transitioning from an expected credit loss application to a f air market value application acceptable under US GAAP 3. Adj. EBITDA pro forma for fair market value accounting. 2021P – 2023P include anticipated recurring public company costs 4. Adj. Net Income represents Adj. EBT tax - affected at assumed tax rate of 25%. Pro forma for fair market value accounting. 2021P – 2023P include anticipated recurring public company costs ($ in millions) Margin 31% 3 9% 36% 31% 32% 28% 29% Margin 16% 21% 20% 17% 16% 13% 15% 52% ’17A - ’23P Revenue CAGR 50% ’17A - ’23P Adj. EBITDA CAGR 50% ’17A - ’23P Adj. Net Income CAGR $22 $52 $97 $99 $132 $182 $254 - $50 $100 $150 $200 $250 $300 '17A '18A '19A '20A '21P '22P '23P $70 $134 $268 $323 $418 $656 $875 - $100.0 $200.0 $300.0 $400.0 $500.0 $600.0 $700.0 $800.0 $900.0 $1,000.0 '17A '18A '19A '20A '21P '22P '23P

13 1Q21 Results Unaudited Quarter End March 31, ($ in 000s) 2021 2020 Net Income $24,384 $16,897 Adj. Revenue 1 84,257 88,970 Adj. EBITDA 1 32,361 24,945 Adj. Net Income 2 19,256 13,011 Key Metrics Net Originations $99,809 $124,146 Adj. EBITDA Margin 38% 28% Adj. Net Income Margin 23% 15% Net Charge - Offs as % of Average Receivables 31% 46% Automatic Approval Rate 41% 19% Total Cash $95,965 $45,657 Key Highlights • Net Income increased 44% to $24.4 million for first quarter of 2021 vs. 2020 • Adjusted Revenue nearly equal to previous year despite negative impact of government stimulus o Net Originations up 32% for the first quarter of 2021 vs. 2019 o April 2021 net originations more than doubled year - over - year and increased 23% month over month, with higher sequential growth expected in May • Year over year cash growth driven by cash flow from operations; funding capacity over $500 million as of March 31, 2021 3 • Automatic approval rate increased quarter over quarter to 41% from 26% from enhancements to auto - decisioning artificial Intelligence Note: Reconciliation of non - GAAP to GAAP financials for Q1 2019 through Q1 2021 located in Appendix pages 32 - 33 1. Adj. Revenue and Adj. EBITDA presented pro forma for fair value accounting. 2021P include anticipated recurring public compan y c osts 2. Adj. Net Income represents Adj. EBT tax - affected at assumed tax rate of 25%. Pro forma for fair market value accounting. 2021P i nclude anticipated recurring public company costs 3. Includes total financing commitments and cash on balance sheet

14 Appendix

15 Coupled with short duration of product, this customer shows more resiliency than higher credit score segments in economic dislocations Non - Prime Customer More Consistent Following Economic Disruption Source: Federal Reserve Bank of New York Consumer Credit Panel, Equifax, “Personal Loan Performance During Times of Stress” b y T ransUnion 2016 Note: VantageScore 3.0 Risk Ranges: Prime = 661 - 720; Near Prime = 601 - 660; Subprime = 300 - 600 1. Represents Auto Market Collapse / Financial Crisis % Change in Delinquency from Before to During Time of Economic Stress 106% 220% 126% 48% 92% 85% (12%) 31% Dot Com Bubble (2001-2002) Post-Katrina (2005) Detroit (2007-2009) Prime Near Prime Subprime (27%) 1

16 Pre - COVID (Avg. 2019) FY2020 Delinquency 1 12.4% 10.8% Active communication with customers and willingness to skip payments when requested Charge - Offs 3 33% 28% Stimulus + reduced spending + customer loyalty We demonstrated our ability to withstand the most challenging economic conditions Resilient Credit Performance during COVID - 19 3.5% 3.2% Avoided hardest hit industries with job loss First Payment Defaults 2 1. Average of quarterly delinquency data 2. Average of monthly FPD data (new and refi) 3. Net Charge - offs as a % of gross revenue

17 FG New America

18 FG New America Acquisition Corp Kyle Cerminara, President • Co - Founder and CEO of Fundamental Global (FG) • Former Buyside at T. Rowe Price, Point72 and Highside • Institutional Investor Magazine Best of Buyside for Financial Sector (2006) FG New America Team Larry Swets , CEO • Founded Itasca Financial and sold to Kingsway Financial Services, where he became CEO • SPAC Merchant Banker with public company executive and board experience including GreenFirst Forest Products, FG Financial Group and Limbach Holdings 18 Joe Moglia , Chairman • Retired Chairman and CEO of TD Ameritrade and former executive at Merrill Lynch • Grew TD Ameritrade from $700 million market cap to $20 billion+ market cap and sold to Charles Schwab • Chair of Athletics and Former Head Football Coach at Coastal Carolina University • Co - Founder of Fundamental Global (FG)

19 FGNA Investment Thesis Source: Company Filings, SPACinsider and Dealogic ; Market as of 3/7/2021 Note: Reconciliation of non - GAAP to GAAP financials for 2017 through 2020 located in Appendix pages 29 - 31; 2021P projections inc lude impact of recent additional government stimulus and assume a corresponding return to pre - COVID demand by the beginning of Q3 2021 1. Defined as having positive GAAP net income for fiscal years ended 2018 through 2020 2. Adj. Net Income represents Adj. EBT tax - affected at assumed tax rate of 25%. Pro forma for fair market value accounting. 2021P – 2023P include anticipated recurring public company costs; Adj. EBITDA pro forma for fair market value accounting. 2021P – 2023P include anticipated recurring public company costs 3. Excludes any impact of working capital adjustments at close as well as impact of ~5.6 million Sponsor warrants struck at $11. 50 and $15.00, ~11.9 million Public Warrants struck at $11.50 and 25.5 million seller earnout shares released at share price hurdles of $12.00, $13.00 and $14.00 4 Operating Success • 100%+ ’15A – ’20A Revenue CAGR • 52% ’17A – ’23P Estimated Revenue CAGR • 2021P Financial Highlights: • Revenue of $418mm (+29% YoY Growth) • Adjusted Net Income of $66mm (+24% YoY Growth) 2 Valuation 2,3 • Implied 2022P Multiples ( NOT 2026) • 5.0x TEV / Adjusted EBITDA • 9.1x P / E • 1.4x TEV / Revenue 5 Not All SPAC Targets Are Created Equal 477 SPAC IPOs since 1/1/2020 70 Announced Combinations since 1/1/2021 8 Targets Projecting GAAP Profitability in 2021 Only Profitable Target with 50%+ ’18 – ’20 Revenue CAGR 3 Historically Profitable 2018 – ‘20 Targets 1 3 1 Strong Management; #1 Priority 2 Our Philosophy: Long - Term Partnership

20 FGNA Investment Thesis (cont’d) Source: Company Filings, CNBC, Forbes, Federal Reserve 1. Elkins, Kathleen. “Here’s how much money Americans have in their savings accounts.” CNBC.com, Sept 13, 2017 2. Bureau of Labor Statistics – U.S. Full - and Part - Time Workers; Friedman, Zack. "78% Of Workers Live Paycheck To Paycheck.“ Forbe s.com, January 11, 2019 3. Hamdani , Kausar , et al. “UNEQUAL ACCESS TO CREDIT The Hidden Impact of Credit Constraints.” NewYorkFed.org, 2019 4. Chen, Lisa and Elliehausen , Gregory. “The Cost Structure of Consumer Finance Companies and Its Implications for Interest Rates: Evidence from the Feder al Reserve Board's 2015 Survey of Finance Companies.” FederalReserve.gov, Aug 12, 2020 Market Opportunity • 150 million have less than $1,000 in savings 1 • 115 million live paycheck to paycheck 2 • 60 million lack access to traditional credit 3 7 9 Risks and Mitigants • CREDIT • Growing rapidly while loss curves have remained stable • Short duration loans quickly prove customer creditworthiness • Non - prime consumers are resilient through cycles • Reasonable covenants on credit facilities • SINGLE - PRODUCT CONCENTRATION • $80 billion TAM in Installment Loans, Salary Tap, Credit Cards • 2022 Near Prime Expansion • REGULATORY • How else would a business / bank prudently and fairly provide credit access to 20 mm families? • Federal Reserve study confirms small dollar loans require higher APR to breakev en 4 • $594 loan requires 104% APR to breakeven • $2,530 loan requires 36% to breakeven • "Turn Up" helps customers find best rates, beginning with 3 rd parties • Products are fair and transparent • When a customer can’t pay, repayment plan gets modified • Borrowers incredibly satisfied, NPS of 85 and A+ from BBB 6 Balance Sheet • $96mm Cash (as of 3/31/2021) • $550mm Total Liquidity (as of 3/31/2021) 8 AI - Powered FinTech Platform • OppLoans Transition to OppFi : A multi - product platform

21 Not Just About the Numbers x Mission - driven organizations • TD Ameritrade : To bring financial literacy to every family in America • OppFi : To bring financial inclusion to the Everyday Consumer x Ameritrade and OppFi Comparison • Ameritrade in 2001 : • Consistently losing money • $700M market cap, $24B client assets • Intense focus on core competencies turned company around • OppFi already does this • TD Ameritrade in 2020 : • Schwab Deal: $26B market cap + $14B synergies + $1.5T client assets • OppFi vs TD Ameritrade TD Ameritrade & OppFi Personal x OppFi enhances the quality of life of the families who are shut out of the traditional financial system

22 The OppFi Advantage A platform that puts you in control

23 43.4% 23.9% 18.4% 15.9% 56.6% 76.1% 81.6% 84.1% -10.0% 10.0% 30.0% 50.0% 70.0% 90.0% 110.0% 2017 2018 2019 2020 Direct Mail Non-Direct Mail Scalable, Diversified, Next Generation Marketing Platform 1. Represents Search Engine Optimization, Email Marketing, Customer Referrals, Strategic Partnerships and Other 2. Represents marketing cost per funded loan for new and refinance loans 3. Represents marketing cost per funded loan for new loans Marketing Partners powered by OppFi’s proprietary API – “Leads Decision Engine” …plus 50+ others Highly transferable marketing technology stack will drive new product growth Decreasing Total Cost Per Funded Loan Over Time 2 Diverse Marketing Strategy • Substantial shift away from Direct Mail towards lower cost Non - Direct Mail 1 3 104,493 281,256 518,111 509,833 56,045 121,992 212,593 149,262 $103 $79 $71 $62 $192 $177 $183 $211 ($150) ($100) ($50) $0 $50 $100 $150 $200 $250 (100,000) 100,000 300,000 500,000 700,000 900,000 1,100,000 1,300,000 1,500,000 2017 2018 2019 2020 Total Funded Loans New Funded Loans Average Total Loan mCPF Average New Loan mCPF

24 - 4.0% 8.0% 12.0% 16.0% 20.0% - 10 20 30 40 50 Week 2017 2018 2019 2020 Proprietary AI Powered, Credit Decisioning Algorithms… Our proprietary algorithms look beyond credit score to instantly identify borrowers who have the ability and willingness to repay …Result in Stable Write - offs by Cohort… 1 Decisions Powered By… Consumer Behavior Bank Data Alternative Bureau Data …Despite More Approvals 2 1. Q3 vintages since 2017 2. OppFi analysis of UW4 Score (internal underwriting model) versus Vantage 4 Score 29% more loans approved than by traditional credit scores Half of OppFi’s loans are awarded to customers with less than 550 FICO Income Data Employment Data Marketing Source

25 …Powered by Modern and Leverageable Technology Stack Modern Data Warehouse Real - time Data & Analytics Machine Learning Microservice Infrastructure Bank Verification Income Verification Continuous A/B Testing $18 Million 2020 Technology Spend 1 1. Technology spend represents cash expense of full time employees and vendor spend ~45% Percentage of corporate employees in technology, product, credit or analytics Leads Decision Engine 100% Cloud Platform AI Powered Conversion, Approvals & Servicing Next Best Action Workflow Optimization

26 Driving Operational Leverage via Automation and Productivity Tools Increasing Automated Approvals Increasing Application Conversion Continued increases in operational leverage positions OppFi well for post - COVID demand 0% 7% 18% 26% 41% Dec-17 Dec-18 Dec-19 Dec-20 Mar-21 Auto Approval Rate (AAR) 9% 16% 17% 23% 26% Dec-17 Dec-18 Dec-19 Dec-20 Mar-21 Total Funded Loans / Applications

27 Financial Performance

28 Credit Card Salary Tap Installment Loans Growth Strategy and Drivers • Assumed return to pre - COVID demand • Improved conversion rate optimization of acquisition funnel • Operational leverage driven by technology gains in automation and productivity • Stable credit • Employer adoption of financial wellness • Maturation of instant payroll verification and allotment tools • Extension of customer loyalty to graduation product • Potential disruption of large market where current players lack in mobile acquisition and user experience, offer low limit products with high fees as % of principal, and provide poor customer service ($ in millions) 34% ’18A - ’23P CAGR 195% ’21P - ‘23P Growth 102% ’21P - ‘23P Growth Potential for Continued Growth in Receivables 1. 2021P projections include impact of recent additional government stimulus and assume a corresponding return to pre - COVID demand by the beginning of Q3 2021 1 $164 $282 $276 $510 $800 $1,145 0 200 400 600 800 1000 1200 2018A 2019A 2020A 2021P 2022P 2023P

29 OppFi Current Audited Financials EBT to Fair Market Value EBT Reconciliation ($ in millions) 2017A 2018A 2019A 2020A Current Audited Financials EBT 1 $2.6 $9.7 $33.0 $77.5 Loan Loss Reserve Adjustment 6.8 18.7 26.0 1.1 Capitalization Adjustment (1.2) (6.5) (8.3) 4.9 Increase / (Decrease) in FMV 4.7 13.9 17.7 (16.9) Pro Forma Fair Market Value EBT 2 $12.9 $35.8 $68.4 $66.7 Taxes 3 (3.2) (8.9) (17.1) (16.7) Pro Forma Fair Market Value Net Income $9.6 $26.8 $51.3 $50.0 Note: Excludes transaction expenses 1. Represents Net Income as reported in audited financial statements, as the Company does not have tax liability under current L LC pass - through structure 2. The Company is transitioning from an expected credit loss application to a fair market value application acceptable under US GAA P. Historically under the expected credit loss application, the Company has reserved for life losses due to the short duration of receivables 3. Assumes tax rate of 25%

30 OppFi Current Audited Financials EBT to Adjusted EBT Reconciliation ($ in millions) 2017A 2018A 2019A 2020A Current Audited Financials EBT 1 $2.6 $9.7 $33.0 $77.5 Recruiting Fees, Severance & Relocation 0.2 0.4 0.3 0.2 Amortization of Debt Transaction Costs 0.5 0.5 1.8 1.9 Other Addback and One - Time Expenses 2 1.1 0.5 0.5 2.4 Current Financials Adj. EBT $4.4 $11.2 $35.6 $82.0 Taxes 3 (1.1) (2.8) (8.9) (20.5) Current Financials Adj. Net Income $3.3 $8.4 $26.7 $61.5 Note: Excludes transaction expenses 1. Represents Net Income as reported in audited financial statements, as the Company does not have tax liability under current L LC pass - through structure 2. Includes one time implementation fees, stock compensation expenses, IPO readiness costs and management fees 3. Assumes tax rate of 25%

31 OppFi Fair Market Value EBT to Fair Market Value Adj. EBT and EBITDA Reconciliation ($ in millions) 2017A 2018A 2019A 2020A Pro Forma Fair Market Value EBT $12.9 $35.8 $68.4 $66.7 Recruiting Fees, Severance & Relocation 0.2 0.4 0.3 0.2 Amortization of Debt Transaction Costs 0.5 0.5 1.8 1.9 Other Addback and One - Time Expenses 1 1.1 0.5 0.5 2.4 Pro Forma Fair Market Value Adj. EBT $14.7 $37.2 $71.0 $71.2 Taxes 2 (3.7) (9.3) (17.8) (17.8) Pro Forma Fair Market Value Adj. Net Income $11.0 $27.9 $53.3 $53.4 Taxes 2 3.7 9.3 17.8 17.8 Depreciation and Amortization 0.9 2.4 4.3 6.7 Interest Expense 6.2 12.0 20.7 19.3 Business (Non - income) Taxes -- 0.3 1.1 1.5 Pro Forma Fair Market Value Adj. EBITDA $21.8 $51.9 $97.0 $98.7 Note: Excludes transaction expenses 1. Includes one time implementation fees, stock compensation expenses, IPO readiness costs and management fees 2. Assumes tax rate of 25%

32 OppFi Quarterly EBT to Adj. EBT and Adj. EBITDA Reconciliation Unaudited Quarter End March 31, ($ in thousands) 2021 2020 Variance (%) EBT 1 $24,384 $16,897 44.3% Fair Value Adjustment -- (123) -- Debt Amortization 521 520 0.2% Other Addback and One - Time Expenses 2 769 56 1,273.2% Adjusted EBT $25,674 $17,348 48.0% Less: Pro Forma Taxes 3 (6,418) (4,337) 48.0% Adjusted Net Income $19,256 $13,011 48.0% Pro Forma Taxes 3 6,418 4,337 48.0% Depreciation and Amortization 2,165 1,397 55.0% Interest Expense 4,087 6,027 (32.2%) Business (Non - income) Taxes 435 173 151.4% Adjusted EBITDA $32,361 $24,945 32.1% Note: Excludes transaction expenses 1. Represents Net Income as OppFi does not have tax provision under its pass - through structure as a limited liability company 2. Includes one time implementation fees, stock compensation expenses, IPO readiness costs and management fees 3. Assumes a tax rate of 25% reflecting the U.S. federal statutory rate of 21% and a blended statutory rate for state income tax es, in order to allow for a comparison with publicly traded companies

33 OppFi Quarterly Revenue to Adj. Revenue Reconciliation Unaudited Quarter End March 31, ($ in thousands) 2021 2020 Variance (%) Total Revenue $84,257 $74,654 12.9% Amortization of Loan Origination Costs -- 14,316 -- Adjusted Revenue $84,257 $88,970 (5.3%)

34 Benchmarking & Valuation

35 Consumer Finance Originator x x x x Proprietary AI for Credit Decisioning x x x x Highly Automated Decisioning x x x x Utilizes Bank Partnership Model x x x x Diverse Marketing Strategy x x Multiple Years of GAAP Profitability x Core Delivery Model Bank Sponsored Origination Bank Sponsored Origination E - Commerce L ease to Own E - Commerce L ease to Own Core Customer Demographic Non - prime Near Prime Non - prime Prime Net Promoter Score 85 79 1 47 78 Capital Markets Execution Hybrid Third Party Institutional Sales 2 Warehouse Hybrid Upstart, Katapult and Affirm: Business Comparison Source: Company Filings, Wall Street Research 1. NPS of bank partners’ lending programs 2. Company retains ~3 - 4% of its originated receivables on balance sheet

36 2020A Revenue $323 million $233 million $250 million $670 million 2020A Adj. EBITDA Margin 31% 13% 16% Negative EBITDA 3 ’18A – ’20A Revenue CAGR 55% 53% 141% 86% 4 Product 11 months, $1,500 3 to 5 years, $1,000 to $50,000 10 to 18 months, $100 to $3,500 6 weeks to 48 months, up to $17,500 Market Cap ~$800 million ~$8 billion ~$1.1 billion ~$17 billion 2021P TEV / EBITDA 6.9x >50x 15.6x Negative EBITDA 2022P TEV / EBITDA 5.0x >50x 7.2x Negative EBITDA 2021P P / E 12.2x >50x 22.9x Negative Net Income 2022P P / E 9.1x >50x 11.4x Negative Net Income Upstart, Katapult and Affirm: Financial Comparison Source: Company Filings, Wall Street Research. Market data as of 5/11/21 Note: Enterprise Value includes corporate and operational debt and excludes debt and cash attributable to VIEs. Projections r epr esent mean Thomson consensus estimates. 1. Adj. EBITDA and Adj. Net Income pro forma for fair market value accounting and include anticipated recurring public company c ost s. 2021P projections include impact of recent additional government stimulus and assume a corresponding return to pre - COVID dema nd by the beginning of Q3 2021; Market Cap excludes any impact of working capital adjustments at close as well as impact of ~5.6 million Sponsor war ran ts struck at $11.50 and $15.00, ~11.9 million Public Warrants struck at $11.50 and 25.5 million seller earnout shares released at share price hurdles of $12.00, $13.00 and $14.00. 2. Equity value based on FSRV closing share price multiplied by pro forma fully - diluted shares outstanding of 96.2mm. Based on comp any investor presentation dated 12/18/20 3. Based on Adj. Operating Loss 4. Represents revenue CAGR from fiscal year ending June 30, 2019 through last twelve months ending December 31, 2020 1 2